UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Bluefly, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

BLUEFLY, INC.
42 West 39th Street
New York, NY 10018

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Bluefly, Inc. (the “Company”), which will be held on May 28, 2009 at 9:00 a.m., local time, at the Company’s offices at 42 West 39th Street, 9th  Floor, New York, New York.  The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

The matters scheduled to be considered at the meeting are the election of directors from among the nominees described in the Proxy Statement and to transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote FOR the proposal being presented at the meeting as being in the best interest of the Company and its stockholders.  We urge you to read the Proxy Statement and give it your careful attention before completing the enclosed proxy card.

Your vote is important regardless of the number of shares you own.  Please be sure you are represented at the meeting, whether or not you plan to attend in person, by signing, dating and mailing the proxy card promptly.  A postage-paid return envelope is enclosed for your convenience.

If you would like additional copies of the proxy material, or if you would like to ask questions about the proposals, you should contact our Investor Relations Department by telephone at (212) 944-8000.

Sincerely,

BLUEFLY, INC.
42 West 39th Street
New York, New York 10018

____________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 28, 2009

____________________________

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Bluefly, Inc. (the “Company”) will be held at 9:00 a.m., local time, on May 28, 2009 at the Company’s offices at 42 West 39th Street, 9th Floor, New York, New York, for the following purposes:

1.	To elect ten directors of the Company from among the nominees described in the Proxy Statement to hold office until the next annual meeting of stockholders.

2.	To transact such other business as may properly come before the meeting.

Only holders of record of the Company’s Common Stock at the close of business on April 23, 2009 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.  Such stockholders may vote in person or by proxy.

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

April 28, 2009

BLUEFLY, INC.
42 West 39th Street
New York, New York 10018

____________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING

____________________________

The enclosed materials are also available at http://www.bluefly.com.   The following items are available at the specified link:

1.	The Proxy Statement being issued in connection with the 2009 Annual Meeting of Stockholders;

2.	The Company’s Annual Report on Form 10-K for the year ended December 31, 2008; and

3.	The form of proxy card for use in connection with the 2009 Annual Meeting of Stockholders.

BLUEFLY, INC.
42 West 39th Street
New York, New York 10018
____________________________

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the board of directors (the “Board of Directors”) of Bluefly, Inc., a Delaware corporation (the “Company”), of proxies to be used at the annual meeting of stockholders of the Company to be held at 9:00 a.m., local time, on May 28, 2009 at the Company’s offices at 42 West 39th Street, 9th Floor, New York, New York, and at any adjournment thereof.  The purposes of the meeting are:

1.	To elect ten directors of the Company from among the nominees named in this Proxy Statement to hold office until the next annual meeting of stockholders.

2.	To transact such other business as may properly come before the meeting.

If proxy cards in the accompanying form are properly executed and returned, the shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”) will be voted as instructed on the proxy card.  If no instructions are given, such shares will be voted (i) for the election as directors of the nominees of the Board of Directors named below; and (ii) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof.  Any proxy may be revoked by a stockholder of record prior to its exercise upon written notice to the Secretary of the Company, or by the vote of such stockholder cast in person at the meeting.  The approximate date of mailing of this Proxy Statement and accompanying form of proxy card is April 28, 2009.

VOTING

Holders of record of Common Stock as of the close of business on April 23, 2009 (the “Record Date”) will be entitled to vote at the meeting or any adjournment thereof.  Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the stockholders at the meeting.  The Common Stock is not entitled to cumulative voting.

Holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business.  As of the Record Date, there were 13,852,047 shares of Common Stock outstanding, each entitled to one vote. The total number of votes entitled to be cast at the meeting is, therefore, 13,852,047.  Abstentions and so-called “broker non-votes” (instances in which brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

The favorable vote of a plurality of the votes cast by holders of shares of Common Stock, present in person or represented by proxy at the meeting, voting together as a class, is necessary to elect the nominees for the directors of the Company.  Abstentions and broker non-votes will not be counted as votes cast with respect to, and therefore will have no effect on, any of the matters.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Ten directors are to be elected at the meeting to serve until the next annual meeting of stockholders.  The Board of Directors has nominated the persons named in the table below for election as directors.  All such persons are presently directors of the Company.  Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as directors.  If, for any reason, at the time of the election, any of the nominees should be unable or unwilling to accept election, such proxy will be voted for the election, in such nominee’s place, of a substitute nominee recommended by the Board of Directors to the extent that such substitute nominee exists.  However, the Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director.

NOMINEES FOR DIRECTOR; PREFERRED DESIGNEES
Name of Director	Age	Director of the Company Since
Riad Abrahams	31	2007 to present
Mario Ciampi	48	2008 to present
Barry Erdos	65	2005 to present
Michael Helfand	49	2009 to present
Ann Jackson	57	2005 to present
Martin Miller	79	1991 to present
Neal Moszkowski	43	1999 to present
Melissa Payner-Gregor	50	2003 to present
Anthony Plesner	50	2008 to present
David Wassong	38	2001 to present

Riad Abrahams has served as a director since August 2007.  Mr. Abrahams previously served as a director of the Company from August 2006 to October 2006.  He has served as a Managing Partner and co-founder of BlackSwan Partners L.P., a private equity firm, since October 2006.  Prior thereto, from 2001 to 2006, Mr. Abrahams was a Managing Director at Maverick Capital, Ltd. (“Maverick”) working in the retail sector.  From 1999-2001, Mr. Abrahams worked in the Principal Investment Area at The Blackstone Group. Mr. Abrahams is a graduate of Harvard Business School and Harvard College. He also serves on the board of Ali Wing, Inc. d/b/a giggle.

Mario Ciampi was appointed to the Board of Directors in August 2008. Mr. Ciampi has served as co-head of Private Special Capital Investments of Prentice Capital Management, L.P. (“Prentice”), a private equity firm, since 2007.  Mr. Ciampi initially joined Prentice as a retail and consumer products consultant working on business improvements, management oversight, and due diligence for the firm’s special situation investments.  Prior to joining Prentice, he had a 10-year career with The Children’s Place organization; during that period, he held various positions: Vice President – Store Development, Sr. Vice President – Operations, and President of Disney Store – North America.  Previously, Mr. Ciampi was the Founder and Partner of DJM Asset Management, a consulting company focused on retail real estate repositioning, financial turn-arounds, and strategic growth initiatives.

Barry Erdos has served as a director since February 2005.  He has also served as the Company’s President and Chief Operating Officer from January 2008 to December 2008 and is currently employed by the Company in a part-time, non-executive capacity.  In March 2009, Mr. Erdos was named as Chief Executive Officer of FAO Schwartz, a specialty retailer of toys.  From April 2004 to January 2007, Mr. Erdos was President and Chief Operating Officer of Build a Bear Workshop, Inc., a specialty retailer of plush animals and related products. Mr. Erdos was a director of Build a Bear Workshop, Inc. from July 2005 until January 2007. Mr. Erdos was the Chief Operating Officer and a director of Ann Taylor Stores Corporation and Ann Taylor Inc., a women’s apparel retailer, from November 2001 to April 2004. He was Executive Vice President, Chief Financial Officer and Treasurer of Ann Taylor Stores

Corporation and Ann Taylor Inc. from 1999 to 2001. Prior to that, he was Chief Operating Officer of J. Crew Group, Inc., a specialty retailer of apparel, shoes and accessories, from 1998 to 1999.

Michael Helfand was appointed to the Board of Directors in February 2009. Since 2007, Mr. Helfand has served as the Interim Chief Financial Officer of Rothschild North America, Inc., a global investment bank.  From 2006 to 2007, Mr. Helfand was the Executive Vice President of Finance at WRC Media, Inc., a publishing company.  From 2003 to 2008, Mr. Helfand was a consultant for Resources Connection, Inc., a project-based professional services firm.

Ann Jackson has served as a director since August 2005. From February 2007 to February 2008, Ms. Jackson served as the EVP, Global Director of Business Development of Sotheby’s.  From 2005 to 2007, Ms. Jackson was the Chief Executive Officer of WRC Media, Inc. From 2003 to 2005, Ms. Jackson was a partner at Ripplewood Holdings, a private equity fund.  From 1980 to 2003, Ms. Jackson worked in various departments and publications at Time, Inc. From 2002 to 2003, she served as Group President of InStyle, Real Simple, Parenting and Essence Magazines.  She is the founding publisher of InStyle, which launched in 1994.  During her tenure at Time, Inc., Ms. Jackson also held positions in corporate finance, direct mail for Time-Life Books Europe, served as business manager for Money Magazine and general manager for Sports Illustrated and People.

Martin Miller has served as a director since July 1991. Since July 1999, Mr. Miller has served as the President of The Terbell Group, Inc., a consulting company. From October 1997 to April 2003, Mr. Miller was a partner in the Belvedere Fund, L.P., a fund of hedge funds.

Neal Moszkowski has served as a director since August 1999. Since April 2005, Mr. Moszkowski has served as co-Chief Executive Officer of TowerBrook Capital Partners L.P. (“TowerBrook”), a private equity investment company.  Prior to the formation of TowerBrook, Mr. Moszkowski was Co-Head of Soros Private Equity, the private equity investment business of Soros Fund Management LLC (“Soros”), where he served since August 1998.  From August 1993 to August 1998, Mr. Moszkowski worked for Goldman, Sachs & Co., where he served as a Vice President and Executive Director in the Principal Investment Area. Mr. Moszkowski currently serves as a director of WellCare Health Plans, Inc., Integra Life Sciences Holdings Corporation and Spheris, Inc.

Melissa Payner-Gregor was appointed as the Company’s President in September 2003 and became Chief Executive Officer in August 2004. From December 2000 to March 2003, Ms. Payner served as CEO and President of Spiegel Catalog.  She was also a board member of The Spiegel Group, Inc. (“Spiegel”) from December 2000 to March 2003.   From 1997 to 2000, Ms. Payner was the Senior Vice President of Merchandising and Advertising of Spiegel. From 1995 to 1997, Ms. Payner was President and a board member of Chico FAS, Inc. Ms. Payner has also held senior executive positions with Guess?, Inc., Pastille (a Division of Neiman Marcus) and Henri Bendel.

Anthony Plesner was appointed to the Board of Directors in February 2008.  Mr. Plesner has served as Chief Financial Officer and Chief Administrative Officer of Intralinks, Inc., a provider of online workspaces for secure document exchange, since April 2005.  From August 2004 to March 2005 he worked as an independent consultant through Snap Solutions.  From January 2003 to July 2004 he served as Chief Financial Officer and Chief Operating Officer of The NewsMarket, an online video archive and delivery platform.  From January 2000 to December 2002 he served as President and Chief Operating Officer of 24/7 Real Media, Inc., a NASDAQ-listed provider of interactive marketing and technology services.  Prior to that, he served as Senior Vice President of Finance and Business Development at Medscape, Inc.  Mr. Plesner holds a Bachelor of Arts in Economics from the University of Manchester in England, and a Master of Business Administration from the University of Pittsburgh.

David Wassong has served as a director since February 2001 and became Interim Chairman of the Board of Directors in February 2007. Mr. Wassong is currently a Managing Drector at Soros and previously was a partner of Soros Private Equity which he joined in June 1998. Prior to joining Soros Private Equity, from July 1997 to June 1998, Mr. Wassong was Vice President, and previously Associate, at Lauder Gaspar Ventures, LLC, a media, entertainment and telecommunications-focused venture capital fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT THE TEN DIRECTORS THAT HAVE BEEN NOMINATED TO THE BOARD OF DIRECTORS.

CORPORATE GOVERNANCE

The Board of Directors reviewed the independence of each of the Company’s directors in March 2009 on the basis of the standards adopted by Nasdaq.  During this review, the Board of Directors considered transactions and relationships between the Company, on the one hand, and each director, members of his or her immediate family, and other entities with which he or she is affiliated, on the other hand.  The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the Nasdaq rules.  As a result of this review, the Board of Directors affirmatively determined that each of the Company’s directors other than Ms. Payner and Mr. Erdos are “independent directors” within the meaning of the Nasdaq rules.

During the fiscal year ended December 31, 2008, the Board of Directors met 8 times and acted by unanimous written consent 3 times.   Each of the directors participated in 75% or more of the aggregate number of meetings and/or written consents of the Board of Directors and committee(s) on which he or she served during the 2008 fiscal year. The Company does not have a policy with regard to the attendance by directors at the Company’s annual meeting of stockholders.  Ms. Payner and Mr. Wassong attended last year’s annual meeting of stockholders.

The Board of Directors has established an Audit Committee (“Audit Committee”) in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Audit Committee is comprised of Anthony Plesner, Michael Helfand and Martin Miller.  Mr. Plesner acts as Chairman of the Audit Committee.  The Audit Committee is responsible for the appointment of the Company’s independent registered public accountants, examining the results of audits, reviewing internal accounting controls and reviewing related party transactions.  The duties of the Audit Committee are fully set forth in the charter adopted by that committee, a copy of which is available on the Company’s website. The Board of Directors has determined that Mr. Plesner is an “audit committee financial expert,” as defined by Item 407(d) of Regulation S-K of the Exchange Act, and that each member of the Audit Committee is “independent,” as required by the Exchange Act and the Nasdaq Marketplace Rules (the “Nasdaq Rules”).  During the fiscal year ended December 31, 2008, the Audit Committee met 4 times and acted by unanimous written consent 1 time.

The Compensation Committee has three members, consisting of Neal Moszkowski, Riad Abrahams and Mario Ciampi, and met 2 times and acted by unanimous written consent 11 times in fiscal 2008. The Compensation Committee is comprised solely of non-employee directors, all of whom the Board of Directors has determined are independent in accordance with the Nasdaq Rules.  The Compensation Committee does not have a written charter.

The Compensation Committee’s responsibilities include, among other duties, the responsibility to:

  •   establish the base salary, incentive compensation and any other compensation for the officers of the Company;

  •   monitor the Company’s management incentive and stock based compensation plans, retirement and welfare plans and discharge the duties imposed on the Compensation Committee by the terms of those plans; and

  •   perform other functions or duties deemed appropriate by the Board of Directors.

The agenda for meetings of the Compensation Committee is determined by its Chairman.  The Compensation Committee reports directly to the Board of Directors.  The Compensation Committee has the authority to engage and from time to time has engaged independent consultants to advise on particular aspects of compensation.  The Compensation Committee has authority to retain, terminate and approve fees for advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid to outside consultants by the Company to ensure that the consultant maintains its objectivity and independence when rendering advice to the Compensation Committee.

The Board of Directors also established a Nominating and Governance Committee (“Nominating Committee”), consisting of David Wassong and Anthony Plesner.  The purposes of the Nominating Committee are to assist the Board of Directors by identifying individuals qualified to become directors, and setting criteria for, and evaluating, candidates for director nominees, and to recommend to the Board of Directors the director nominees for election at the annual meetings of stockholders or for appointments to fill vacancies; recommend to the Board of Directors nominees for each committee of the Board of Directors; advise the Board of Directors about appropriate composition of the Board of Directors and its committees; advise the Board of Directors about and recommend to the Board of Directors appropriate corporate governance practices and to assist the Board of Directors in implementing those practices; lead the Board of Directors in its annual review of the performance of the Board of Directors and its committees; and perform such other functions as the Board of Directors may assign to it from time to time.  The duties of the Nominating Committee are fully set forth in the charter adopted by that committee, a copy of which is available on the Company’s website.  The Nominating Committee met 3 times during 2008 and acted by unanimous written consent 1 time.

The Nominating Committee will consider many factors when evaluating candidates for the nomination to the Board of Directors, with the goal of fostering a Board of Directors comprised of directors with a variety of experience and backgrounds.  Important factors that will be considered as part of the Nominating Committee’s evaluation include (without limitation) diversity, skill, specialized expertise, experience, business acumen, understanding of strategy and policy-setting.  Depending upon the Company’s then-current needs, certain factors may be weighed more or less heavily.  In considering candidates for the Board of Directors, the Nominating Committee will consider the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met.  However, the Nominating Committee does believe that all members of the Board of Directors should have the highest character and integrity and sufficient time to devote to Company matters.

The Nominating Committee will consider persons recommended by stockholders as candidates for nomination as a director.  In evaluating such nominations, the Nominating Committee will use the same selection criteria the Nominating Committee uses to evaluate other potential nominees.  Recommendations should be submitted to the Secretary of the Company.  Each recommendation should include a personal biography of the suggested candidate, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected.  Stockholders who wish to nominate a person for election to the Board of Directors themselves, rather than recommending a candidate to the Nominating Committee for potential nomination by the Board of Directors, must comply with applicable law.

Communication by stockholders may be made to any or all of the members of the Board of Directors by writing directly to them c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.  All such communications will be relayed to the appropriate members of the Board of Directors.

The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K, and maintains procedures for the confidential, anonymous submission by employees of complaints regarding the Company’s accounting, internal accounting controls, auditing matters and other issues.  A copy of the Company’s code of ethics is available on the Company’s Web site at www.bluefly.com.  Any amendment to or waiver of a provision of the code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions and relates to elements of the code specified in the rules of the Securities and Exchange Commission (the “SEC”) will be posted on the Web site.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee met and held discussions with management and PricewaterhouseCoopers LLP (“PwC”).  The Audit Committee reviewed and discussed the audited financial statements for fiscal 2008 with management and has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Company’s independent registered public accounting firm also provided to the Audit Committee certain written communications and the letter required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.”  The Audit Committee also discussed with the independent registered public accounting firm their independence from the Company.

Based on the Audit Committee’s review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for fiscal 2008 be included in the Company’s Annual Report on Form 10-K for fiscal 2008 filed with the SEC.

AUDIT COMMITTEE

ANTHONY PLESNER
MICHAEL HELFAND
MARTIN MILLER

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of the Record Date for (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, (as defined under the caption “Executive Compensation” below) and (iv) all directors and Named Executive Officers as a group.

Name(1)	Number of Shares Beneficially Owned		Percentage(2)
Riad Abrahams	2,625	(3)	*
Mario Ciampi	750	(29)	*
Barry Erdos	5,437	(4)	*
Michael Helfand	1,875	(30)	*
Ann Jackson	4,250	(5)	*
Kara B. Jenny	52,537	(11)	*
Bradford Matson	28,452	(6)	*
Martin Miller	6,317	(7)(8)	*
Neal Moszkowski(9)	5,875	(10)	*
Melissa Payner-Gregor	277,208	(12)	2.0%
Anthony Plesner	2,437	(13)	*
David Wassong(14)	8,000	(15)	*
SFM Domestic Investments LLC	176,731	(16)	1.3%
Quantum Industrial Partners LDC	5,399,631	(17)(18)	37.5%
George Soros	5,576,362	(19)	38.8%
Prentice Capital Offshore, Ltd.(21)	905,147	(23)	6.5%
S.A.C. Capital Associates, LLC(20)	1,143,861	(22)	8.3%
Prentice Capital Management, LP(21)	3,038,627	(23)	21.9%
Michael Zimmerman(21)	3,038,627	(23)	21.9%
Maverick Fund, L.D.C.(24)	1,455,996	(26)	10.4%
Maverick Fund II, Ltd.(24)	1,270,536	(27)	9.1%
Maverick Fund USA, Ltd.(24)	641,840	(28)	4.6%
All directors and Named Executive Officers as a group (12 persons)	395,763	(25)	2.8%

______________
*Less than 1%.

(1)	Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.
(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of April 23, 2009 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the   percentage ownership of any other person.

(3)	Includes 750 shares of Restricted Stock granted under the Company’s 1997 Stock Plan, 2000 Stock Plan and 2005 Stock Incentive Plan (collectively the “Plans”).
(4)
Includes 4,500 shares of Common Stock issuable upon exercise of options. Excludes 62,500 shares underlying deferred stock units, which are vested or will vest within 60 days of the Record Date, but are not deliverable within such time.

(5)	Includes 1,000 shares of Common Stock issuable upon exercise of options and 750 shares of Restricted Stock granted under the Plans.
(6)	Excludes 21,727 shares underlying deferred stock units, which are vested or will vest within 60 days of the Record Date, but are not deliverable within such time.
(7)	Includes 300 shares of Common Stock held by Madge Miller, the wife of Martin Miller, as to which Mr. Miller disclaims beneficial ownership.

(8)	Includes 3,125 shares of Common Stock issuable upon exercise of options and 750 shares of Restricted Stock granted under the Plans.
(9)	Mr. Moszkowski’s address is c/o, TowerBrook Capital Partners, L.P., 430 Park Avenue New York, New York, 10022.
(10)
Includes 3,125 shares of Common Stock issuable upon exercise of options and 750 shares of Restricted Stock granted under the Plans. Certain of the options are held for the benefit of QIP (as defined in note (17) below).

(11)
Includes 34,288 shares of Common Stock issuable upon exercise of options. Excludes 8,851 shares underying deferred stock units, which are vested or will vest within 60 days of the Record Date, but are not deliverable within such time.

(12)
Includes 45,000 shares of Common Stock issuable upon exercise of options granted under the Plans. Excludes 116,720 shares underlying deferred stock units, which are vested or will vest within 60 days of the Record Date, but are not deliverable within such time.

(13)	Includes 937 shares of Restricted Stock granted under the Plans.
(14)
Mr. Wassong’s address is c/o Soros Fund Management LLC, 888 Seventh Avenue, 33rd floor, New York, New York 10106. Mr. Wassong disclaims beneficial ownership of the shares of Common Stock beneficially owned by George Soros, SFMDI and QIP (as defined in notes (16) and (17) below) and none of such shares are included in the table above as being beneficially owned by him.

(15)
Includes 3,500 shares of Common Stock issuable upon exercise of options and 1,500 shares of Restricted Stock granted under the Plans. Certain of the options are held for the benefit of QIP (as defined in note (17) below).

(16)
Represents 159,074 shares of Common Stock and 1,432 shares of Common Stock issuable upon the exercise of warrants and 16,225 shares of Common Stock contingently issuable upon the exercise of convertible notes (collectively, the “SFMDI Shares”) held in the name of SFM Domestic Investments LLC (“SFMDI”).  SFMDI is a Delaware limited liability company. George Soros (“Mr. Soros”) may also be deemed the beneficial owner of the SFMDI Shares.  The principal address of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.  The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the SEC.

(17)
Represents 4,860,115 shares of Common Stock and 43,768 shares of Common Stock issuable upon the exercise of warrants and 495,748 shares of Common Stock contingently issuable upon the exercise of convertible notes (collectively, the “QIP Shares”) held in the name of Quantum Industrial Partners LDC (“QIP”). The number of shares beneficially owned by QIP does not include the options held by Messrs. Moszkowski and Wassong held for the benefit of QIP. See notes (10) and (15).

(18)
QIP is an exempted limited duration company formed under the laws of the Cayman Islands with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles.  QIH Management Investor, L.P. (“QIHMI”), an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP.  The sole general partner of QIHMI is QIH Management LLC, a Delaware limited liability company (“QIH Management”). Soros Fund Management LLC, a Delaware limited liability company, is the sole managing member of QIH Management Mr. Soros may be deemed to have shared voting power and sole investment power with respect to the QIP Shares.  Accordingly, each of QIP, QIHMI, QIH Management, Soros Fund Management LLC and Mr. Soros may be deemed to be the beneficial owners of the QIP Shares.  Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.  The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the SEC.

(19)
See notes (16), (17) and (18) above. The number of shares beneficially owned by Mr. Soros does not include the options held by Messrs. Moszkowski and Wassong held for the benefit of QIP.  See notes (10) and (15).

(20)
The address of S.A.C. Capital Associates, LLC, is 72 Cummings Point Road, Stamford, CT 06902. The address of each of Prentice Capital Offshore, Ltd., Prentice Capital Management, LP and Michael Zimmerman is 623 Fifth Avenue,  32nd Floor, New York, New York 10022.

(21)
Prentice Capital Management, LP has investment and voting power with respect to the securities held by Prentice Capital Offshore, Ltd.  Mr. Michael Zimmerman is the managing member of the general partner of Prentice Capital Management, LP.  Each of Prentice Capital Management, LP and Mr. Zimmerman disclaim beneficial ownership of any of these securities.

(22)
Pursuant to an investment management agreement among S.A.C. Capital Advisors, LLC, Prentice Capital Management, LP and Mr. Zimmerman, Prentice Capital Management, LP manages an investment account that contains certain securities, including those referenced herein, held by S.A.C. Capital Associates, LLC (the “Managed Account”).  The securities in the Managed Account are held in the name of S.A.C. Capital Associates, LLC.  Prentice Capital Management, LP has, except in limited circumstances, the power to vote or to direct the vote and to dispose or to direct the disposition of the securities in the Managed Account, including the securities referenced herein. Each of S.A.C. Capital Advisors, LLC, S.A.C. Capital Management, LLC (investment managers to S.A.C. Capital Associates, LLC), S.A.C Capital Associates, LLC and Mr. Steven A. Cohen, who controls each of S.A.C. Capital Advisors, LLC and S.A.C. Capital Management, LLC, disclaim beneficial ownership of any of the securities held in the Managed Account, and each disclaims group ownership with Prentice Capital Management, LP as to the securities held in the Managed Account and as to any other securities that are beneficially owned by Prentice Capital Management, LP or its affiliates.  Each of Prentice Capital Management, LP and Mr. Zimmerman disclaim beneficial ownership of any securities held in the Managed Account except to the extent of their pecuniary interest.

(23)
Consists of:  (a) 81,678 shares held by Prentice Capital Partners, LP; (b) 403,773 shares held by Prentice Capital Partners QP, LP; (c) 905,147 shares held by Prentice Capital Offshore, Ltd. (see note (21) above); (d) 1,143,861 shares held by S.A.C. Capital Associates, LLC (see note (22) above); (e) 200,306 shares held by GPC XLIII, LLC; and (f) 303,862 shares held by PEC I, LLC. Prentice Capital Management, LP and Mr. Zimmerman control the investing and trading in securities held by each of these entities.  Each of Prentice Capital Management, LP and Mr. Zimmerman disclaim beneficial ownership of any of these securities.

(24)
Maverick Capital, Ltd. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, has beneficial ownership of the shares held by Maverick Fund USA, Ltd., Maverick Fund, L.D.C. and Maverick Fund II, Ltd. through the investment discretion it exercises over these accounts. Maverick Capital Management, LLC is the General Partner of Maverick Capital, Ltd. Lee S. Ainslie III is the manager of Maverick Capital Management, LLC who possesses sole investment discretion pursuant to Maverick Capital Management, LLC's regulations. The address of Maverick Capital, Ltd. and Maverick Capital Management, LLC is 300 Crescent Court, 18th Floor, Dallas, TX 75201; and the address of each of Lee S. Ainslie III, Maverick Fund, L.D.C., Maverick Fund II, Ltd. and Maverick Fund USA, Ltd. is c/o Maverick Capital, Ltd., 300 Crescent Court, 18th Floor, Dallas, TX 75201.

(25)
Includes 94,538 shares of Common Stock issuable upon exercise of options and 8,062 shares of Restricted Stock granted under the Plans. Excludes 209,798 shares underlying deferred stock units, which are vested or will vest within 60 days of the Record Date, but are not deliverable within such time.

(26)
Represents 1,313,466 shares of Common Stock, 8,557 shares of Common Stock issuable upon the exercise of warrants and 133,973 shares of Common Stock contingently issuable upon the exercise of convertible notes held by Maverick Fund, L.D.C.

(27)
Represents 1,146,158 shares of Common Stock, 7,467 shares of Common Stock issuable upon the exercise of warrants and 116,910 shares of Common Stock contingently issuable upon the exercise of convertible notes held by Maverick Fund II, Ltd.

(28)
Represents 579,004 shares of Common Stock and 3,772 shares of Common Stock issuable upon the exercise of warrants and 59,063 shares of Common Stock contingently issuable upon the exercise of convertible notes held by Maverick Fund USA, Ltd.

(29)	Includes 750 shares of Restricted Stock granted under the Plans.
(30)	Includes 1,875 shares of Restricted Stock granted under the Plans.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the names, ages and all positions and offices with the Company held by the Company’s present executive officers.

Name	Age	Positions and Offices Presently Held

Melissa Payner-Gregor	50	Chief Executive Officer

Kara B. Jenny	39	Chief Financial Officer

Martin Keane	44	Sr. VP of eCommerce
________________

Following is information with respect to the Company’s executive officers who are not also directors of the Company:

Kara B. Jenny has served as the Company’s Chief Financial Officer since March 2008.  Ms. Jenny was Vice President of Finance from May 1999 to March 2008. Prior to that, she was an Audit Manager at Arthur Andersen LLP. She is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Martin Keane served as the Company’s Vice President of Product Development and E-Commerce from January 1999 through September 2004 when he assumed the role of Senior Vice President of E-Commerce.   From 1997 to 1999, Mr. Keane was the Design Director for Music Boulevard, an E-Commerce site owned by N2K, Inc.  From 1990 to 1997, Mr. Keane served as Regional Manager for APCO Graphics, an architectural graphics company.

EXECUTIVE COMPENSATION

Summary Compensation Table

                The following table sets forth information for the fiscal years ended December 31, 2008 and 2007 concerning compensation of (1) all individuals serving as our principal executive officer during the fiscal year ended December 31, 2008, (2) the two other most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 2008, and (3) one additional individual who would have been among the two most highly compensated executive officers of the Company had he still been serving as an executive officer as of December 31, 2008 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Stock Options ($)		All Other Compensation ($)		Total ($)
					(1)		(1)
Melissa Payner – Gregor Chief Executive Officer	2008	$500,000	$223,421	(2)	$--		$--		$67,625	(3)	$791,046
	2007	$500,000	$166,804	(4)	$--		$--		$62,471	(3)	$729,275

Barry Erdos(7) President / Chief Operating Officer	2008	$378,000	$49,381	(5)	$312,500	(6)	$--		$20,000	(9)	$759,881
	2007	$--	$--		$--		$--		$--		$--

Kara B. Jenny Chief Financial Officer	2008	$239,000	$--		$--		$59,900	(8)	$7,236	(9)	$306,136
	2007	$186,000	$50,000	(14)	$70,129	(15)	$--		$3,972	(9)	$310,101

Bradford Matson(13) Chief Marketing Officer	2008	$350,000	$227,038	(10)	$--		$--		$8,231	(9)	$585,269
	2007	$350,000	$120,000	(11)	$208,478	(12)	$--		$12,129	(9)	$690,607

______________

(1)
For a discussion of the assumptions made in the valuation of the Stock and Option Awards, see Note 11 of the Notes to Financial Statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2008.

(2)	Represents (a) a bonus of $200,000 for the fiscal year ended December 31, 2008 and (b) a bonus of $23,421 in order to cover taxes incurred in connection with the vesting of deferred stock units.
(3)	Includes $48,000 paid in 2008 and 2007 in connection with a housing allowance and $19,625 and $14,471 paid in 2008 and 2007, respectively, in connection with life insurance premiums.
(4)
Represents (a) a bonus of $66,804 in order to cover taxes incurred in connection with the vesting of deferred stock units and (b) a bonus of $100,000 awarded in March 2008 for the fiscal year ended December 31, 2007.

(5)
Represents (a) a bonus of $5,381 in order to cover taxes incurred in connection with the vesting of deferred stock units and (b) a signing bonus of $44,000 to join the Company as President and Chief Operating Officer.

(6)	Represents the value of vested deferred stock units granted in January 2008.
(7)	Mr. Erdos resigned as President and Chief Operating Officer in December 2008. Mr. Erdos continues to serve as a director and a non-executive, part-time employee of the Company.
(8)	Represents the value of Stock Option Awards granted to Ms. Jenny in March 2008.
(9)	Represents amounts paid in connection with life insurance premiums.
(10)
Represents (a) a bonus of $115,000 paid in March 2009 for the fiscal year ended December 31, 2008 in connection with Mr. Matson’s termination agreement and (b) $112,038 in connection with a housing allowance.

(11)	Represents (a) a bonus of $70,000 paid in March 2008 for the fiscal year ended December 31, 2007 and (b) a relocation bonus of $50,000.
(12)
Represents the value of the following awards granted during the year ended December 31, 2007: (a) 5,186 shares of Restricted Stock granted to Mr. Matson in February 2007 pursuant to the Company’s Offer to Exchange, in exchange for Mr. Matson forfeiting his rights to certain fully vested stock options that would have been exercisable to purchase an aggregate of 12,240 shares of Common Stock; and (b) 18,506 Deferred Stock units granted in February 2007 pursuant to the Company’s Offer to Exchange, in exchange for Mr. Matson forfeiting his rights to certain unvested options that would have been exercisable to purchase an aggregate of 27,760 shares of Common Stock.

(13)	Mr. Matson resigned as Chief Marketing Officer in January 2009.
(14)	Represents (a) a bonus of $50,000 paid in March 2008 for the fiscal year ended December 31, 2007.

(15)
Represents the value of the following awards granted during the year ended December 31, 2007: (a) 4,494 shares of Restricted Stock granted to Ms. Jenny in February 2007 pursuant to the Company’s Offer to Exchange, in exchange for Ms. Jenny forfeiting her rights to certain fully vested stock options that would have been exercisable to purchase an aggregate of 15,458 shares of Common Stock; and (b) 1,028 Deferred Stock Units granted in February 2007 pursuant to the Company’s Offer to Exchange, in exchange for Ms. Jenny forfeiting her rights to certain unvested stock options that would have been exercisable to purchase an aggregate of 1,542 shares of Common Stock.

Based on the fair value of equity awards granted to named executive officers in 2008 and 2007, and the base salary of the named executive officers: (a)  “Salary” accounted for approximately 60% and 63% of the total compensation of the named executive officers in 2008 and 2007, respectively; (b) incentive compensation accounted for approximately 36% and 32% of the total compensation of the named executive officers in 2008 and 2007, respectively; and (c) other benefits accounted for approximately 4% and 5% of the total compensation of named executive officers in 2008 and 2007, respectively.  Because the value of certain equity awards included below is based on the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-based Payment, rather than the fair value, these percentages cannot be derived using the amounts reflected in the applicable table above.

Employment Agreements

Melissa Payner

              On November 14, 2006, the Company entered into a thirty-six (36) month employment agreement (the "Payner Agreement") with Melissa Payner providing for her continued service as its Chief Executive Officer and a member of our Board of Directors. The Payner Agreement was effective as of July 1, 2006 and replaced Ms. Payner's prior employment agreement, which would have expired on March 1, 2007. If the Company does not provide Ms. Payner with written notice of its desire to renew the Payner Agreement at least 90 days prior to the then-current term (including any one year renewal term), the Payner Agreement shall automatically extend from one year from the end of the then-current term. The Company did not provide such notice to Ms. Payner at least 90 days prior to July 1, 2009 and, therefore, the Payner Agreement shall automatically extend for a one year period following July 1, 2009.  Under the Payner Agreement, Ms. Payner is entitled to an annual base salary of $500,000, subject to increases in the sole discretion of the Compensation Committee. She is also eligible to receive an annual performance bonus based upon the achievement of certain targets to be set for each fiscal year by the Compensation Committee in its sole discretion.

If Ms. Payner's employment is terminated without cause (as defined in the Payner Agreement) or through a constructive termination (as defined in the Payner Agreement), all equity benefits previously granted, including stock options, restricted stock awards and deferred stock unit awards shall be deemed fully vested as of the date of termination, and she would be entitled to receive her base salary through the date of termination, plus unreimbursed business expenses and bonuses that have been earned and awarded but not yet paid, as well as her then-current base salary for a period of twelve (12) months from the date of termination and the reimbursement of the cost of maintaining (or the Company shall maintain) in effect the medical and dental insurance, disability and hospitalization plans, and life insurance policies in which Ms. Payner participates for a period of one-year from the date of termination.

In the event of a change of control (as defined in the Payner Agreement), any unvested stock options, restricted stock awards and one-half of any deferred stock unit awards granted to Ms. Payner which are outstanding as of the date of the change of control and have not yet vested (the "Payner COC Unvested DSUs") shall be deemed fully vested as of the date of the change of control. The remaining one-half of the Payner COC Unvested DSUs shall vest on the earliest to occur of: (a) the scheduled vesting date and (b) twelve (12) months from the date of the change of control. In the event that Ms. Payner would be subject to tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the payments to her under the Payner Agreement will be reduced to the maximum amount that she could receive without being subject to such tax.

The Payner Agreement provides Ms. Payner with a monthly housing allowance of $4,000 and an annual allowance of approximately $27,500 for life insurance and supplemental disability insurance. Ms. Payner is subject to certain covenants under the Payner Agreement, including a non-competition covenant covering the term of her employment and an additional period of eighteen (18) months thereafter.

Kara B. Jenny

On March 19, 2008, the Company entered into an amended and restated employment agreement (the "Jenny Agreement") with Kara Jenny providing for her service as Chief Financial Officer of the Company. The Jenny Agreement amends and restates the earlier employment agreement between the Company and Ms. Jenny, which covered her service as Vice President of Finance of the Company and was set to expire in June 2008. The Jenny Agreement has a term ending on March 31, 2011.

Pursuant to the Jenny Agreement, Ms. Jenny is entitled to an annual base salary of $250,000, subject to increases in the sole discretion of the Compensation Committee. Ms. Jenny is eligible to receive an annual performance bonus in an amount determined by the Compensation Committee in its sole discretion.  During the term of the Jenny Agreement, Ms. Jenny shall be eligible to participate in all medical and other employee benefit plans of the Company on the same terms and conditions as those offered to other senior executive officers of the Company; additionally, the Company shall provide Ms. Jenny with an annual allowance of $10,000 for the purchase of life insurance and disability insurance. The Jenny Agreement provided for a one-time grant to Ms. Jenny of incentive stock options under the Company's 2005 Stock Incentive Plan to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. Such options vest in thirty-six equal monthly installments, subject to accelerated vesting in the event that her employment is terminated following a Change of Control (as defined in the Jenny Agreement).

Pursuant to the Jenny Agreement, if Ms. Jenny's employment is terminated without Cause (as defined in the Jenny Agreement) or as a result of a Constructive Termination (as defined in the Jenny Agreement), she would be entitled to receive her base salary through the date of termination, plus unreimbursed business expenses and bonuses that have been earned and awarded but not yet paid, as well as her then-current base salary for 180 days from the date of termination (the "Severance Period"). In addition, if Ms. Jenny's employment is terminated without Cause or as a result of a Constructive Termination, the Company shall maintain in effect the medical and dental insurance and hospitalization plans of the Company as well as any Company sponsored life insurance policy in which Ms. Jenny participates as of the date of such termination for one year from the date of termination.

In the event that Ms. Jenny would be subject to tax under Section 4999 of the Code, the payments to her under the Jenny Agreement will be reduced to the maximum amount that she could receive without being subject to such tax. Ms. Jenny is subject to certain covenants under the Jenny Agreement, including a non-competition and non-solicitation covenant covering the term of her employment and an additional period of two (2) years thereafter.

Outstanding Equity Awards at Fiscal Year End

             The following table sets forth information concerning exercisable and unexercised stock options and unvested stock awards as of December 31, 2008 for each of the Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — DECEMBER 31, 2008

	Option Awards						Stock Awards

	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)

Name

Melissa Payner-Gregor	20,000		--		$12.60	3/23/2015
	25,000		--		$12.00	12/27/2015
							46,685	(1)	$33,613	(1)

Barry Erdos	3,250	(2)	--		$13.40	2/18/2015
	1,250	(2)	--		$11.40	2/17/2016

Kara B. Jenny	24,000		--		$9.10	12/26/2012
	2,500		--		$12.60	3/23/2015
	5,008		14,992	(3)	$4.60	3/31/2018
							3,666		$2,640	(4)

Bradford Matson	10,000	(5)	--		$12.00	12/27/2015

______________

(1)	Represents 46,685 shares underlying unvested deferred stock units valued using the closing price ($0.72) of the Company’s Common Stock as of December 31, 2008.
(2)	All outstanding unexercised option awards were forfeited in January 2009.
(3)	The option vests at a rate of 2.778% per month for 36 months beginning March 31, 2008 after six months.
(4)	Represents 3,666 shares underlying unvested deferred stock units valued using the closing price ($0.72) of the Company’s Common Stock as of December 31, 2008.
(5)	All outstanding unexercised option awards were forfeited in February 2009 and all unvested stock awards were forfeited in January 2009.

Potential Payments Upon Termination or Change-in-Control

                We have entered into agreements that will require us to provide compensation to certain of the Named Executive Officers in the event of a termination of employment or a change in control of the Company. See “Employment Agreements” for a description of such agreements. The amount of compensation payable to each Named Executive Officer in each situation is listed in the tables below, if their employment were to have been terminated as of December 31, 2008.

The following table describes and quantifies the estimated payments and benefits that would have been provided upon termination or a change in control of the Company as of December 31, 2008 for Melissa Payner, our Chief Executive Officer:

	Termination

Benefits and Payments	Employment Agreement Severance (1)	Death	Disability	Change in Control (2)

Base Salary	$500,000	$--	$--	$--
Stock Options (Accelerated Vesting)(3)	--	--	--	--
Deferred Stock Units (Accelerated Vesting)(3)	--	--	--	11,671
Insurance Proceeds(4)	--	3,000,000	90,000	--
Insurance Premiums (Life, Health and Disability)(5)	27,500	--	--	--

Total	$527,500	$3,000,000	$90,000	$11,671

______________

(1)
Ms. Payner’s employment agreement provides her with the severance payments upon (1) termination of employment by the Company without “Cause” and (2) termination of employment by Ms. Payner as a result of a “Constructive Termination.”

Under the Payner Agreement:  (a) “Cause” shall be deemed to occur if Ms. Payner (i) has been convicted of a felony or any serious crime involving moral turpitude, or engaged in materially fraudulent or materially dishonest actions in connection with the performance of her duties under the Payner Agreement, (ii) has willfully and materially failed to perform her reasonably assigned duties under the Payner Agreement, (iii) has breached the terms and provisions of the Payner Agreement in any material respect or (iv) has failed to comply in any material respect with the Company’s written policies of conduct of which she had actual notice, including with respect to trading in securities (subject to a 20-day notice period and opportunity to cure in the case of an event of the type described in clauses (ii)-(iv)); and (b) a “Constructive Termination” shall be deemed to have occurred upon (i) the removal of Ms. Payner from her position as Chief Executive Officer of the Company, (ii) the material breach by the Company of the Payner Agreement, including any material diminution in the nature or scope of the authorities, powers, functions duties or responsibilities of Ms. Payner as Chief Executive Officer and a senior executive officer of the Company (or to the extent that the Company becomes a division or subsidiary of another entity, the authorities, powers, functions, duties or responsibilities of the Chief Executive Officer or senior executive officer of such division or subsidiary (subject to a 30-day notice period and opportunity to cure).

Receipt of severance benefits is subject to Ms. Payner’s execution of a mutual release reasonably acceptable to the Company and Ms. Payner.

(2)	Under the Payner Agreement, a “Change in Control” shall be deemed to occur upon:

(1)
the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”),  provided, however, that for purposes of the Payner Agreement, the following acquisitions shall not constitute a Change of Control:  (I) any acquisition by the Company or any affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any affiliate, (III) any acquisition by Soros or (IV) any acquisition which complies with clauses (A), (B) and (C) of clause (5) below;

(2)
individuals who, on the date of the Payner Agreement, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to such date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director, provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors shall be deemed to be an Incumbent Director;

(3)	the dissolution or liquidation of the Company;

(4)	the sale of all or substantially all of the business or assets of the Company; or

(5)
the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of scurrilities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than fifty percent (50%) of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to select a majority of the directors of all the Surviving Corporation (the “Parent Corporation”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Company’s Voting securities among the holders thereof immediately prior to the Business Combination, (B) no person or entity (other than Soros or any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of thirty percent (30%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

(3)
Pursuant to the Payner Agreement:  (a) all unvested  stock options, deferred stock units and  shares of restricted stock granted to Ms. Payner vest upon a termination without “Cause” or a “Constructive Termination; and (b) all stock options, restricted stock and one half of any deferred stock units  and granted to Payner which are outstanding as of the date of a Change of Control and have not yet vested (“COC Unvested Awards”) shall be deemed to be fully vested as of that date, and (subject to certain tax limitations) the remaining one half of the COC Unvested Awards shall vest on the earliest to occur of (x) the scheduled vesting date and (y) twelve (12) months from the date of such Change of Control, subject, in each case, to Ms. Payner’s continued employment with the Company on such dates and (z) Ms. Payner’s Constructive Termination or termination without Cause following such Change of Control.

The dollar values in the table assume that the benefit of acceleration of the deferred stock units equals the closing sale price of the Common Stock on December 31, 2008 ($0.72) multiplied by the number of shares of Common Stock subject to unvested deferred stock units held by Ms. Payner at December 31, 2008. Options were excluded as they were out of the money, and as of December 31, 2008, all Restricted Stock awards had previously vested.

(4)
The life insurance proceeds represent the aggregate face value of life insurance policies for which we pay the premiums and Ms. Payner is designated as the beneficiary. The payments are actually paid by the life insurance company in a lump sum.

The disability insurance proceeds represent the annual payout of disability policies for which we pay the premiums.

(5)	These premiums are paid by us when due for one year after termination. The numbers in the table are based on the premiums paid in fiscal 2008.

The following table describes and quantifies the estimated payments and benefits that would have been provided upon termination or a change in control of the Company as of December 31, 2008 for Kara B. Jenny, our Chief Financial Officer:

	Termination

Benefits and Payments	Employment Agreement Severance (1)	Death	Disability	Change in Control (2)

Base Salary	$125,000	$--	$--	$--
Stock Options (Accelerated Vesting)(3)	--	--	--	--
Deferred Stock Units (Accelerated Vesting)(3)	--	--	--	1,320
Insurance Proceeds(4)	--	2,500,000	--	--
Insurance Premiums (Life, Health and Disability)(5)	10,000	--	--	--

Total	$135,000	$2,500,000	$--	$1,320

______________

(1)
Ms. Jenny’s employment agreement provides her with the severance payments upon (1) termination of employment by the Company without “Cause” and (2) termination of employment by Ms. Jenny as a result of a “Constructive Termination.”

Under the Jenny Agreement:  (a) “Cause” shall be deemed to occur if Ms. Jenny (i) has been convicted of a felony or any serious crime involving moral turpitude, or engaged in materially fraudulent or materially dishonest actions in connection with the performance of her duties under the Jenny Agreement, (ii) has willfully and materially failed to perform her reasonably assigned duties under the Jenny Agreement, (iii) has breached the terms and provisions of the Jenny Agreement in any material respect or (iv) has failed to comply in any material respect with the Company’s written policies of conduct of which she had actual notice, including with respect to trading in securities (subject to a 20-day notice period and opportunity to cure in the case of an event of the type described in clauses (ii)-(iv)); and (b) a “Constructive Termination” shall be deemed to have occurred upon (i) the removal of Ms. Jenny from her position as Chief Financial Officer of the Company, (ii) the material breach by the Company of the Jenny Agreement, including any material diminution in the nature or scope of the authorities, powers, functions duties or responsibilities of Ms. Jenny as Chief Executive Officer and a senior executive officer of the Company (or to the extent that the Company becomes a division or subsidiary of another entity, the authorities, powers, functions, duties or responsibilities of the Chief Financial Officer or senior executive officer of such division or subsidiary (subject to a 30-day notice period and opportunity to cure).

Receipt of severance benefits is subject to Ms. Jenny’s execution of a mutual release reasonably acceptable to the Company and Ms. Jenny.

Pursuant to the Jenny Agreement, Ms. Jenny is provided a severance payment of her then-current salary for 180 days.

(2)	Under the Jenny Agreement, a “Change in Control” shall be deemed to occur upon:

(1)
the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”),  provided, however, that for purposes of the Jenny Agreement, the following acquisitions shall not constitute a Change of Control:  (I) any acquisition by the Company or any affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any affiliate, (III) any acquisition by Soros or (IV) any acquisition which complies with clauses (A), (B) and (C) of clause (5) below;

(2)
individuals who, on the date of the Jenny Agreement, constitute the Incumbent Directors cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to such date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director, provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors shall be deemed to be an Incumbent Director;

(3)	the dissolution or liquidation of the Company;

(4)	the sale of all or substantially all of the business or assets of the Company; or

(5)
the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of scurrilities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than fifty percent (50%) of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to select a majority of the directors of all the Surviving Corporation (the “Parent Corporation”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Company’s Voting securities among the holders thereof immediately prior to the Business Combination, (B) no person or entity (other than Soros or any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of thirty percent (30%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

(3)
Pursuant to the Jenny Agreement:  (a) all unvested  stock options, deferred stock units and  shares of restricted stock granted to Ms. Jenny vest upon a termination without “Cause” or a “Constructive Termination; and (b) all stock options, restricted stock and one half of any deferred stock units  and granted to Jenny which are outstanding as of the date of a Change of Control and have not yet vested (“COC Unvested Awards”) shall be deemed to be fully vested as of that date, and (subject to certain tax limitations) the remaining one half of the COC Unvested Awards shall vest on the earliest to occur of (x) the scheduled vesting date and (y) twelve (12) months from the date of such Change of Control, subject, in each case, to Ms. Jenny’s continued employment with the Company on such dates and (z) Ms. Jenny’s Constructive Termination or termination without Cause following such Change of Control.

The dollar values in the table assume that the benefit of acceleration of the deferred stock units equals the closing sale price of the Common Stock on December 31, 2008 ($0.72) multiplied by the number of shares of Common Stock subject to unvested deferred stock units held by Ms. Jenny at December 31, 2008. Options were excluded as they were out of the money, and as of December 31, 2008, all Restricted Stock awards had previously vested.

(4)
The life insurance proceeds represent the aggregate face value of life insurance policies for which we pay the premiums and Ms. Jenny is designated as the beneficiary. The payments are actually paid by the life insurance company in a lump sum.

The disability insurance proceeds represent the annual payout of disability policies for which we pay the premiums.

(5)	These premiums are paid by us when due for one year after termination. The numbers in the table are based on the premiums paid in fiscal 2008.

Compensation of Directors

     The following table sets forth information concerning the compensation of our directors for the fiscal year ended December 31, 2008:

DIRECTOR COMPENSATION — YEAR ENDED DECEMBER 31, 2008

Name (1)	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($) (2)	Total ($)
Riad Abrahams	$--	$3,375	$3,375
Mario Ciampi(3)	--	2,408	2,408
Ann Jackson	16,000	3,375	19,375
Christopher McCann(4)	14,500	3,375	17,875
Martin Miller	16,000	3,375	19,375
Neal Moszkowski	--	3,375	3,375
Anthony Plesner	18,000	6,450	24,450
David Wassong	--	6,750	6,750
______________

(1)
Ms. Payner and Mr. Erdos are not included in the table as they are also Named Executive Officers in the Summary Compensation Table. They receive no additional compensation for their service as a Director of the Company.  Furthermore, Mr. Helfand is also not included in the table as he was appointed to the Board of Directors in 2009.

(2)
Represents the grant date fair value of the following Restricted Stock Awards all of which were issued pursuant to the terms of the 2005 Stock Incentive Plan: 750 shares of Restricted Stock issued to Mr. Abrahams; 750 shares of Restricted Stock issued to Ms. Jackson; 750 shares of Restricted Stock issued to Mr. McCann; 750 shares of Restricted Stock issued to Mr. Miller; 750 shares of Restricted Stock issued to Mr. Moszkowski; 1,500 shares of Restricted Stock issued to Mr. Plesner; and 1,500 shares of Restricted Stock issued to Mr. Wassong.

(3)	Mr. Ciampi was appointed to the Board of Directors in August 2008 and was granted 1,125 shares of Restricted Stock pursuant to the terms of the 2005 Stock Incentive Plan.
(4)	Mr. McCann resigned as Director of the Company in February 2009.

The Company's independent, outside non-employee directors (other than Messrs. Abrahams, Ciampi and Wassong who are designated under the Company’s Voting Agreement with Soros, Maverick and Prentice) are paid a cash stipend of $1,500 for each board or committee meeting attended in person (and, in the case of the Audit Committee Chairman, $2,000 per audit committee meeting) and are reimbursed for expenses incurred on behalf of the Company. In addition, each such director is paid an annual retainer of $10,000 at the first regularly scheduled Board of Directors meeting of each fiscal year. The maximum aggregate stipend and retainer paid to any such director in a year is $16,000 (or, in the case of the Audit Committee Chairman, $18,000).  In March 2009, in order to assist the Company’s efforts to maintain the best liquidity position possible, the Board of Directors unanimously agreed that annual retainers would be suspended (other than the retainer paid to Mr. Helfand for 2009) until such time as the Board of Directors deems appropriate.

              Under the terms of the 2005 Stock Incentive Plan, each non-employee director (including Messrs. Abrahams, Ciampi and Wassong) receives a one-time grant of 1,125 shares of Restricted Stock (1,875 shares in the case of the Chairman of the Board of Directors and 1,500 shares in the case of the Chairman of the Audit Committee) at the time of the first regularly scheduled Board meeting after such director is appointed to the Board of Directors and an annual restricted stock grant of 750 shares of Common Stock (1,500 shares in the case of the Chairman of the Board of Directors and 937 shares in the case of the Chairman of the Audit Committee) at the first regularly scheduled Board meeting of each fiscal year (even if such director is receiving a restricted stock grant in connection with his or her appointment at such meeting).  All such restricted stock grants vest on the one year anniversary of the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

           Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to us during or with respect to fiscal 2008, or written representations that no Forms 5 were required, we believe that during the fiscal year ended December 31, 2008 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with.

Certain Relationships and Related Transactions

Review and Approval of Related Person Transactions

           Our Code of Ethics and Standards of Business Conduct applies to all directors and employees (including our named executive officers).  Under the Code of Ethics and Standards of Business Conduct, all employees are required to take all reasonable efforts to identify actual or potential conflicts of interest between Company interests and their personal or professional relationships and to bring such conflicts to the attention of the Company’s counsel.  Members of the Board of Directors who have any personal interest in a transaction upon which the Board of Directors passes are required to disclose such interest to the other directors and to recuse themselves from participation in any decision in which there is a conflict between their personal interests and our interests.

           Our Audit Committee reviews any related party transaction and transactions involving conflicts of interest with officers and directors whenever possible in advance of the creation of such transaction or conflict, unless either the Compensation Committee or a another committee of the Board of Directors, consisting of independent directors has previously reviewed such transaction.

Related Person Transactions

Except as set forth below, we are not aware of any transactions since the beginning of our last fiscal year in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Subordinated Debt Financing Commitment

In March 2008, we entered into an agreement (the “Commitment”) with affiliates of Soros and private funds associated with Maverick pursuant to which they agreed to provide up to $3 million of debt financing to us, on a standby basis, during fiscal 2008, provided that the commitment amount will be reduced by the gross proceeds of any equity financing consummated during the year.  As of the Record Date, Soros and Maverick owned 38% and 22%, respectively, of our issued and outstanding shares of Common Stock.  We drew down the Commitment in July 2008, which was evidenced by the issuance of subordinated convertible notes (the “Subordinated Notes”) that have a term expiring three years from the date of issuance of the Subordinated Notes and bear interest at the rate of 8% per annum, compounded annually.  Interest is payable upon maturity or conversion.  The Subordinated Notes are convertible at the holder’s option (a) into equity securities that the Company might issue in any subsequent round of financing at a price equal to the lowest price per share to be paid by any investor in such subsequent round of financing or (b) into Common Stock at a price per share equal to the trailing 20-day average stock price on the date of issuance of the Subordinated Notes.  In connection with the Commitment, we issued warrants to Soros and Maverick to purchase an aggregate of 52,497 shares of Common Stock at an exercise price equal to $5.10.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2009.  The Company’s financial statements for the 2008 fiscal year were audited by PwC.

A representative of PwC will be present at the meeting, will be provided the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the audit of the Company’s financial statements, including the reviews of the Company’s condensed financial statements included in its quarterly reports on Form 10-Q, for fiscal 2008 and 2007 were approximately $294,000 and $264,000, respectively.

Audit Related Fees

Other than the fees described under the caption “Audit Fees” above, PwC did not bill any fees for services rendered to the Company during fiscal 2008 and 2007 for assurance and related services in connection with the audit or review of the Company financial statements.

Tax Fees

PwC did not bill the Company for any professional services rendered to the Company during fiscal 2008 and 2007 for tax compliance, tax advice or tax planning.

Other Fees

PwC did not bill the Company for any other professional services rendered during fiscal 2008 and 2007 other than those described under the caption “Audit Fees.”

Audit Committee Pre-Approval Policies

The Company’s policy is that, before PwC is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee.

OTHER BUSINESS

The Board of Directors currently knows of no other matters to be presented at the meeting.  However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for the inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so that they are received at our principal executive offices not later than the close of business on December 29, 2009 and must otherwise comply with the rules of the SEC for inclusion in the proxy materials.

The Company’s bylaws provide that a stockholder who wishes to present a proposal for stockholder vote at the Company’s next annual meeting (other than a matter brought pursuant to SEC Rule 14a-8) must give written notice to the Secretary of the Company not less than 90 days nor more than 120 days prior to the date that is one year from the date of this annual meeting.  Accordingly, any such proposal must be received by the Secretary of the Company not later than February 28, 2010 and no earlier than January 28, 2010. The notice must contain specified information about the proposed business and the stockholder making the proposal.  If a stockholder gives notice of a proposal after the deadline, the Company’s proxy holders will have discretionary authority to vote on this proposal when and if raised at the next annual meeting.

COST OF SOLICITATION

The cost of soliciting proxies in the accompanying form has been or will be borne by the Company.  Directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communications.  Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for any attendant expenses.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors,

Dated: April 28, 2009

[FRONT]
BLUEFLY, INC.
PROXY
Annual Meeting, May 28, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MELISSA PAYNER-GREGOR and KARA B. JENNY as Proxy, with full power to appoint their substitute, and hereby authorizes them to appear and vote as designated on the reverse side, all shares of Common Stock of Bluefly, Inc. held on record by the undersigned on April 23, 2009 at the Annual Meeting of Stockholders to be held on May 28, 2009, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

(Continued and to be signed on the reverse side.)

☒ Please mark your
votes as in this
example.

	VOTE FOR ALL NOMINEES	VOTE FOR ALL NOMINEES, except as marked to the contrary below	VOTE WITHHELD AUTHORITY FROM ALL NOMINEES
1.ELECTION OF DIRECTORS Nominees: Riad Abrahams Mario Ciampi Barry Erdos Michael Helfand Ann Jackson Martin Miller Neal Moszkowski Melissa Payner- Gregor Anthony Plesner David Wassong	☐	☐ __________________ __________________ __________________ __________________ __________________ __________________ __________________ __________________	☐

The undersigned acknowledges receipt of the accompanying Proxy Statement dated April 28, 2009.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE STOCKHOLDER’S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

___________________________________ SIGNATURE OF STOCKHOLDER	___________________________________ DATE________________ SIGNATURE IF HELD JOINTLY

NOTE:  Please mark, date, sign and return this Proxy promptly using the enclosed envelope.  When shares are held by joint tenants, both should sign.  If signing as an attorney, executor, administrator, trustee or guardian, please give full title.  If a corporation or partnership, please sign in corporate or partnership name by an authorized person.